Exhibit 10.1

ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT dated as of December 31, 2020 (this “Amendment”) to the Loan and Security Agreement dated as of August 17, 2016 (as amended by the First Amendment dated as of December 12, 2016, the Second Amendment dated as of November 13, 2017 (including the Allonge dated November 13, 2017 pursuant thereto to the Revolving Note and the Term Note), the Third Amendment dated as of January 16, 2018, the Fourth Amendment dated as of April 27, 2018, the Fifth Amendment dated as of November 14, 2018 and a Joinder Agreement dated as of November 20, 2018, the Sixth Amendment dated as of November 6, 2019, the Seventh Amendment dated as of December 17, 2019, the Eighth Amendment dated as of April 1, 2020, the Ninth Amendment dated as of September 29, 2020, the Tenth Amendment dated as of November 30, 2020 and as it may be further amended, restated, supplemented, modified or otherwise changed from time to time, the “Loan Agreement”), is by and among Creative Realities, Inc., a Minnesota corporation (“CRI”), Creative Realities, LLC, a Delaware limited liability company (“CRLLC”), Conexus World Global, LLC, a Kentucky limited liability company (“Conexus”), and Allure Global Solutions, Inc. a Georgia corporation (“Allure” and collectively referred to together with CRI, CRLLC and Conexus as the “Borrower”), and Slipstream Communications, LLC, an Anguillan limited liability company (the “Lender”). All terms used herein that are defined in the Loan Agreement and not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.

WHEREAS, Lender is the holder of that certain Secured Convertible Special Loan Promissory Note issued on December 30, 2019 (the “Special Loan”) by the Borrower;

WHEREAS, the Special Loan automatically converts to New Preferred (as defined in the Loan Agreement) on December 31, 2020 and the Lender and Borrower desire to extend the conversion date as set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and the Lender, intending to be legally bound, hereby agree as follows:

1.          Amendments. The Loan Agreement is hereby amended as follows:

a)                  The first sentence of Section 1.7 is hereby amended to replace “December 31, 2020” with “January 31, 2021”.

b)                  Schedule A is hereby amended by adding the following definitions, in appropriate alphabetical order:

i)                    “Eleventh Amendment’ means the Eleventh Amendment to Loan and Security Agreement dated as of December 31, 2020, among Borrower and the Lender.”; and

ii)                 “Eleventh Amendment Effective Date” shall have the meaning specified therefor in Section 3 of the Eleventh Amendment.”.

2.          Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

a)                      Representations and Warranties; No Event of Default. The representations and warranties herein, in Article 3 of the Loan Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of Borrower to the Lender pursuant to this Amendment, the Loan Agreement or any other Loan Document on or prior to the Eleventh Amendment Effective Date (as defined below) are true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Eleventh Amendment Effective Date as though made on and as of such date (unless such representations or warranties (after taking into account this Amendment) are stated to relate to an earlier date, in which case such representations and warranties shall be true and correct on and as of such earlier date in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification), and no Default or Event of Default has occurred and is continuing as of the Eleventh Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

b)                     Authorization, Etc. The execution, delivery and performance by Borrower of this Amendment and the other Loan Documents being executed concurrently herewith, and the performance of the Loan Agreement, as amended hereby, and the other Loan Documents, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene any of the governing documents of any Borrower or any applicable Requirement of Law, (iii) do not and will not contravene any Contractual Obligation binding on or otherwise affecting any Borrower or any of its properties (except for those the conflict with which could not reasonably be expected to result in a Material Adverse Effect), (iv) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any properties of any Borrower, and (v) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except in each case to the extent that such default, noncompliance, contravention, suspension, revocation, impairment, forfeiture or non-renewal could not reasonably be expected to result in a Material Adverse Effect.

c)                      Enforceability of Loan Documents. This Amendment, the Loan Agreement as amended by this Amendment, and each other Loan Document to which any Borrower is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and by general principles of equity .

3.          Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner reasonably satisfactory to the Lender and its counsel, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being herein called the “Eleventh Amendment Effective Date”):

a)                      Representations and Warranties. The representations and warranties contained in this Amendment and in Article 3 of the Loan Agreement and in each other Loan Document, certificate or other document delivered to Lender pursuant to this Amendment, the Loan Agreement or any other Loan Document on or prior to the Eleventh Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applied to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof (which representations and warranties shall be true and correct in all respects subject to such qualification), on and as of the Eleventh Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty (after taking into account this Amendment) expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

b)                     No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the Eleventh Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

c)                      Delivery of Documents. The Lender shall have received on or before the Eleventh Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Lender and, unless indicated otherwise, dated the Eleventh Amendment Effective Date:

i)                                   this Amendment, duly executed by each Borrower; and

ii)                                 a certificate of an authorized officer of each Borrower, certifying as to the matters set forth in subsections (a) and (b) of this Section 3.

4.          Continued Effectiveness of the Loan Agreement and Other Loan Documents. Each Borrower hereby (i) confirms and agrees that the Loan Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Eleventh Amendment Effective Date all references in any such Loan Document to “the Loan Agreement,” the “Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any Loan Document purports to assign or pledge to the Lender, or to grant to the Lender a security interest in or Lien on, any Collateral as security for the Obligations of any Borrower from time to time existing in respect of the Loan Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of any Borrower, other than as expressly provided herein, including, without limitation, the Borrower's obligations to repay the Loans in accordance with the terms of the Loan Agreement, or the obligations of any Borrower under any Loan Document to which it is a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

5.          Release. (a) Each Borrower hereby acknowledges and agrees that: (i) no Borrower has any claim or cause of action against the Lender (or any of its Affiliates or its or their officers, directors, employees, managers, members, partner, shareholders, attorneys or consultants) in connection with the Loan Documents and (ii) the Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Borrower under the Loan Agreement and the other Loan Documents that are required to have been performed on or prior to the date hereof. Notwithstanding the foregoing, the Lender wishes (and Borrower agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Lender's rights, interests, security and/or remedies under the Loan Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Borrower (for itself and each other Borrower and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge Lender and each of its Affiliates and its and their managers, members, partners, officers, directors, employees, shareholders attorneys and consultants in their capacities as or for the Lender (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done directly arising out of, connected with or related to this Amendment, the Loan Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Lender contained therein, or the possession, use, operation or control of any of the assets of any Borrower, or the making of any Loans or other Advances, or the management of such Loans or Advances or the Collateral, in each case, solely to the extent arising from any act, omission or thing whatsoever done or omitted to be done on or prior to the Eleventh Amendment Effective Date.

6.          Miscellaneous.

a)                      Borrower will pay on demand all reasonable and documented out-of-pocket fees, costs and expenses of the Lender in connection with the structuring, preparation, negotiation, execution and delivery of this Amendment and the transactions and all documents contemplated herein and therein, and related transactions, and all documents with respect thereto.

b)                     Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

c)                      Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by a Borrower under or in connection with this Amendment shall have been incorrect in any material respect when made, or (ii) any Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

d)                     All representations, warranties, acknowledgements, agreements and other covenants of the Borrowers in this Amendment are made on a joint and several basis and are made by each Borrower with respect to itself and all other Borrowers.

e)                      Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

f)                       In the case of any conflict between the terms of this Amendment and any Loan Document (including any promissory notes and allonges), the terms of this Amendment shall control.

7.          Covenant by Borrower. Borrower covenants and agrees that at any time upon the request of Lender, Borrower will cause Creative Realities Canada, Inc., a Canadian company and subsidiary of CRI to become a party to the Agreement.

8.          Counterparts. This Amendment may be entered into in any number of separate counterparts by any one or more of the parties hereto, and all of said counterparts taken together shall constitute one and the same instrument. Valid and binding signatures to this Amendment may be delivered in original ink, by facsimile or by email or other means of electronic transmission.

9.          Governing Law. This Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws.

10.       Submission To Jurisdiction; Waiver Of Jury Trial.

a)                        BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND THE LENDER PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, HOWEVER, THAT NOTHING IN THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANYACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

b)                     THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:		LENDER:

CREATIVE REALITIES, INC. CREATIVE REALITIES, LLC CONEXUS WORLD GLOBAL, LLC ALLURE GLOBAL SOLUTIONS, INC.		SLIPSTREAM COMMUNICATIONS, LLC

By:	/s/ Richard C. Mills	By:	/s/ Brian Friedman
Name	RICHARD C. MILLS	Name:	BRIAN FRIEDMAN
Title:	Chief Executive Officer	Title:	General Counsel & Secretary

Address for Notice (for all Borrowers):		Address for Notice:
Creative Realities, Inc. Attention: Chief Financial Officer 13100 Magisterial Drive, Ste 100 Louisville, KY 40223		750 E. Main St., Suite 600 Stamford, CT 06902 Attn: Mr. Brian Friedman

Signature Page to Eleventh Amendment to Loan and Security Agreement

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